UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 26, 2025

UPEXI, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40535	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 N. Rocky Point Drive, Suite 240 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

(701) 353-5425

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UPXI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 26, 2025, Upexi, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with a certain institutional  investor (the “Purchaser”) pursuant to which the Company agreed to sell and issue to the Purchaser in a private placement offering (the “Offering”): (i) 3,289,474 shares of common stock (the “Shares”), par value $0.00001 per share (the “Common Stock”), and (ii) common stock purchase warrants (the “Warrants”) to purchase up to 3,289,474 shares of Common Stock (the “Warrant Shares”) for an aggregate purchase price of $10,000,000, representing a purchase price of $3.04 per share of Common Stock and accompanying Warrant. Each Warrant is exercisable for one share of Common Stock at an exercise price of $4.00 per Warrant Share. The Warrants are immediately exercisable, and may be exercised at any time until all of the Warrants issued in the Offering are exercised in full. The Company intends to use the net proceeds from the Offering for working capital, general corporate purposes and internally managed, Solana (SOL) maximum return strategy. A.G.P/Alliance Global Partners (“A.G.P” or the “Placement Agent”) acted as the sole placement agent in connection with the Offering.

The Shares and the Warrants were offered and sold pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws.

Pursuant to the Purchase Agreement, for a period of 15 days after the effective date of the Resale Registration Statement (as defined below), the Company agreed not to (i) issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, excluding any agreement related to an equity line of credit where the Placement Agent shall act as placement agent for such equity line (the “ELOC”) or (ii) file any registration statement or any amendment or supplement thereto, subject to certain customary exceptions, without the consent of the Purchaser and A.G.P. However, the Company shall be permitted to file (i) a registration statement on Form S-8 with respect to a shareholder approved equity incentive plan, (ii) a universal shelf registration statement on Form S-3, (iii) the Resale Registration Statement, and (iv) any registration statement or prospectus supplement related the ELOC.

Additionally, pursuant to the Purchase Agreement, the Company agreed to file a registration statement (the “Resale Registration Statement”) providing for the resale of the Shares and the Warrant Shares within 5 calendar days of the date of the Purchase Agreement, to have the Resale Registration Statement declared effective within 30 days following the filing date (or 60 days, if the Securities and Exchange Commission conducts a full review), and to maintain the effectiveness of the Resale Registration Statement until the Purchaser owns no Warrants or Warrant Shares.

The closing of the Offering occurred on December 1, 2025. The Company received gross proceeds of approximately $10 million from the Offering and may receive up to an additional $13 million upon the cash exercise of the Warrants, if any, before deducting Placement Agent fees and other estimated offering expenses payable by the Company.

Placement Agency Agreement

The Company also entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with A.G.P., dated November 26, 2025, pursuant to which A.G.P agreed to serve as the exclusive placement agent for the Company in connection with the Offering. The Company agreed to pay A.G.P a cash fee equal to 5.0% of the gross cash proceeds received in the Offering. The Company also agreed to pay A.G.P. a cash fee of 5.0% of the aggregate gross proceeds raised from the exercise of the Warrants, if any. In addition, the Company agreed to reimburse A.G.P for up to $75,000 of its legal fees and other out-of-pocket expenses in connection with the Offering, as well as non-accountable expenses incurred by A.G.P for up to $25,000 in connection with the Offering. Pursuant to the Placement Agency Agreement, without the prior written consent of the Purchaser, the Company shall be subject to certain securities issuance restrictions as set forth in the Purchase Agreement.

The Placement Agency Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations by the Company, other obligations of the parties, and termination provisions.

Lock-Up Agreement

In addition, each of the Company’s directors and executive officers entered into a lock-up agreement (the “Lock-Up Agreement”), which prohibits them from offering, pledging, announcing the intention to sell, selling, contracting to sell, granting any option or right to purchase, or otherwise transferring or disposing of their shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock for a period of 20 days following the Closing Date.

The foregoing summaries of the Warrants, the Purchase Agreement, the Placement Agency Agreement, and the Lock-Up Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, which are attached hereto as Exhibits 4.1, 10.1, 10.2, and 10.3 respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

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Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 relating to the issuance of the Shares and the Warrant Shares is hereby incorporated by reference into this Item 3.02.

Neither this Current Report on Form 8-K nor any exhibit attached hereto constitutes an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 8.01 Other Events.

On November 26, 2025, the Company issued a press release announcing the Offering. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
4.1	Form of Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement, dated as of November 26, 2025, between Upexi, Inc. and the Purchaser (as defined therein)
10.2	Placement Agency Agreement, dated November 26, 2025, between Upexi, Inc. and A.G.P/Alliance Global Partners
10.3	Form of Lock-Up Agreement
99.1	Press Release dated November 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Date: December 1, 2025	By:	/s/ Andrew Norstrud
	Name:	Andrew Norstrud
	Title:	Chief Financial Officer

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